UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K/A
(Amendment No. 1)
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2017
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Cimpress N.V.
(Exact Name of Registrant as Specified in Its Charter)
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The Netherlands	000-51539	98-0417483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hudsonweg 8
Venlo	5928 LW
The Netherlands	(Zip Code)
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: 31-77-850-7700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12.b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events

Cimpress N.V. is filing this amendment to its Current Report on Form 8-K filed on November 17, 2017 to clarify how the company plans to administer its share repurchase program.

On November 14, 2017, the Supervisory Board of Cimpress N.V. authorized the repurchase of up to 6,300,000 of our issued and outstanding ordinary shares on the open market, through privately negotiated transactions, or in one or more self tender offers. This share repurchase authorization expires on May 14, 2019, and we may suspend or discontinue our share repurchases at any time. This new authorization replaces the previous repurchase program that our Supervisory Board approved in March 2017.

The Supervisory Board’s authorization does not necessarily mean that Cimpress will repurchase the full number of shares over the term of the repurchase program. Our management will determine the timing and amount of shares repurchased based on its evaluation of many factors, including but not limited to our share price relative to our anticipated future cash flows; obligations under our equity compensation plans; our ability to use operating cash flow and/or debt to repurchase the shares while staying within our debt covenants which may not allow us to repurchase the full number of shares based on our leverage; the amount of cash and/or debt capacity we have for other uses including general operating purposes, acquisitions, mergers, or similar transactions; general shareholder concentration and liquidity concerns; and the purchase parameters set by our shareholders and the Supervisory Board. Any repurchased shares will be used for the issuance of shares under our equity compensation plans and, if so desired, for corporate acquisitions or similar transactions and any other valid corporate purposes. We expect to fund our share repurchases, if any, by using our operating cash flows or by drawing on our credit facility or other forms of debt financing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 27, 2017                                           Cimpress N.V.

By:	/s/ Sean E. Quinn
Sean E. Quinn
Executive Vice President and Chief Financial Officer